UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2017

Intersect ENT, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36545	20-0280837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Intersect ENT, Inc.

1555 Adams Drive

Menlo Park, California 94025

(Address of principal executive offices, including zip code)

(650) 641-2100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

On September 9, 2017, Intersect ENT, Inc. (the “Company”) issued a press release announcing the presentation of a meta-analysis from two randomized studies evaluating the safety and efficacy of SINUVA™, an investigational steroid releasing sinus implant, at the American Rhinologic Society’s (“ARS”) Annual Meeting in Chicago by J. Pablo Stolovitzky, M.D., of ENT of Georgia.

A copy of the Company’s press release and the ARS presentation are furnished and attached as Exhibits 99.1 and 99.2, respectively.

The information in this Item 7.01 and Exhibits 99.1 and 99.2 of this Current Report on Form 8-K are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (Exchange Act), or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (Securities Act). The information in this Item 7.01 and Exhibits 99.1 and 99.2 shall not be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press release entitled “Intersect ENT Announces Presentation of a Meta-Analysis from Two Randomized Studies Evaluating the Safety and Efficacy of SINUVA™, an Investigational Steroid Releasing Sinus Implant” dated September 9, 2017.

99.2	Presentation of a Meta-Analysis from Two Randomized Studies Evaluating the Safety and Efficacy of SINUVA™, an Investigational Steroid Releasing Sinus Implant, dated September 9, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intersect ENT, Inc.

Dated: September 11, 2017	By:	/s/ David A. Lehman
David A. Lehman
General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release entitled “Intersect ENT Announces Presentation of a Meta-Analysis from Two Randomized Studies Evaluating the Safety and Efficacy of SINUVA™, an Investigational Steroid Releasing Sinus Implant” dated September 9, 2017.

99.2	Presentation of a Meta-Analysis from Two Randomized Studies Evaluating the Safety and Efficacy of SINUVA™, an Investigational Steroid Releasing Sinus Implant, dated September 9, 2017.